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                                                                     Exhibit 2.


                [Orrick, Herrington & Sutcliffe LLP Letterhead]

                                 June 16, 1997


Salomon Brothers Inc
Seven World Trade Center
New York, NY 10048

Structured Products Corp.
Seven World Trade Center
Room 33-130, 33rd Floor
New York, NY 10048

                  Re: Structured Products Corp. Registration Statement on Form S-3 (Registration No. 33-55860) -- TIERS Corporate Bond-Backed Certificates, Series IBM 1997-4
                           -----------------------------------------------------


Ladies and Gentlemen:

         We have advised Structured Products Corp. (the "Registrant") in connection with the above captioned registration statement on Form S-3 (as amended by Post-Effective Amendment No. 4 filed by the Registrant with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act") on April 22, 1997, and declared effective on May 15, 1997, the "Registration Statement") with respect to certain federal income tax aspects of the issuance by the Registrant of its notes and certificates, issuable in series (together, the "Securities"). As described in the Registration Statement, the Securities will be issued from time to time in series, with each series being issued by a trust organized under the laws of New York to be formed by the Registrant pursuant to a trust agreement between the Company and a trustee (the "Trustee"). Capitalized terms not otherwise defined herein are used as defined in the Registration Statement.

         In that connection, we are familiar with the proceedings taken in connection with the authorization, issuance and sale of the series of Certificates denominated TIERS Corporate Bond- Backed Certificates, Series IBM 1997-4 (the "Certificates"), and we have examined copies of such documents, corporate records and other instruments as we have deemed necessary or appropriate for the purposes of this opinion, including the Registration Statement, the trust agreement pursuant to which the Certificates are issued (the "Trust Agreement"), and the prospectus dated June 13, 1997 (the "Base Prospectus") and the prospectus supplement dated June 13, 1997 with respect to the Certificates (the "Prospectus Supplement").

         Based on the foregoing and assuming that the transactions contemplated to occur under the Registration Statement and the Trust Agreement in fact occur in accordance with the terms thereof, we hereby confirm that the description of selected federal income tax consequences to holders of the Certificates that appears under the heading "Federal Income Tax Consequences" in the Prospectus Supplement conforms to our advice given to the Registrant. We hereby confirm the opinion set forth in the Prospectus Supplement.

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Salomon Brothers Inc
Structured Products Corp.
June 16, 1997
Page 2

         In rendering the foregoing opinions, we have assumed the following: (a) the authenticity of original documents and genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as copies; (c) the truth, accuracy and completeness of the information, representations and warranties made in conference or contained in the records, documents, instruments and certificates we have reviewed; (d) the corporate power and authority of the respective parties to the Trust Agreement to enter into and perform all of their obligations thereunder; (e) the due authorization, execution and delivery of the Trust Agreement on behalf of the respective parties thereto and the legal, valid, and binding effect thereof and enforceability against the respective parties thereto; (f) the parties' compliance with all material provisions of the Trust Agreement; and (g) the absence of any agreements or understandings among the parties other than those contained in the Trust Agreement or referenced therein (or otherwise called to our attention).

         We express no opinions as to matters of law other than the federal income tax law of the United States of America.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the use of our name wherever appearing in the Registration Statement and the Base Prospectus and Prospectus Supplement contained therein. In giving such consent, we do not consider that we are "experts," within the meaning of the term as used in the Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this opinion as an exhibit or otherwise. We disclaim any obligation to update this opinion letter for events occurring or coming to our attention after the date hereof.

                                        Very truly yours,


                                        ORRICK, HERRINGTON & SUTCLIFFE LLP

                                        /s/ ORRICK, HERRINGTON & SUTCLIFFE LLP
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